UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Popular, Inc. (the “Corporation”) held its Annual Meeting of Shareholders on May 8, 2025. At the Annual Meeting, the Corporation’s shareholders voted on the following three proposals and cast their votes as described below:

Proposal 1 – Election of Directors

Elected the following eleven individuals to serve as directors for a one-year term until the Annual Meeting of Shareholders to be held in 2026 or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Vote
Alejandro M. Ballester	56,867,093	1,808,256	162,465	4,029,148
Robert Carrady	57,706,988	894,100	236,726	4,029,148
Richard L. Carrión	57,380,003	1,307,122	150,689	4,029,148
Bertil E. Chappuis	58,326,893	285,691	225,230	4,029,148
Betty DeVita	57,957,792	704,085	175,937	4,029,148
María Luisa Ferré Rangel	56,415,707	2,273,635	148,472	4,029,148
C. Kim Goodwin	57,017,629	1,607,047	213,138	4,029,148
José R. Rodríguez	57,797,749	849,063	191,002	4,029,148
Alejandro M. Sánchez	57,768,605	888,142	181,067	4,029,148
Myrna M. Soto	57,700,675	961,521	175,618	4,029,148
Carlos A. Unanue	57,083,021	1,599,336	155,457	4,029,148

Proposal 2 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers.

For	Against	Abstained	Broker Non-Votes
57,433,174	1,184,945	219,695	4,029,148

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2025.

For	Against	Abstained	Broker Non-Votes
61,151,472	1,524,350	191,140

Item 9.01.	Financial Statements and Exhibits.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: May 12, 2025	By:	/s/ José R. Coleman Tió
José R. Coleman Tió
Executive Vice President and Chief Legal Officer